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                                                                    Exhibit 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to incorporation by reference in this Registration Statement on Form S-8 of our report dated April 26, 1996 included in the Annual Report on Form 10-K of Novadigm, Inc. for the year ended March 31, 1996.




                                                             Arthur Andersen LLP


San Jose, California
March 24, 1997